Exhibit 10.13

SECOND INCREASE AGREEMENT AND AMENDMENT
This Second Increase Agreement and Amendment (this “Agreement”), dated as of February 8, 2017 (the “Increase Effective Date”), is by and among NSA OP, LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), certain Subsidiaries of the Borrower party to the Credit Agreement referred to below, NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (the “Parent Guarantor” and, together with those certain Subsidiaries, collectively, the “Guarantors”), the lender parties hereto providing a new commitment or new loan pursuant to the terms hereof (each, an “Increase Lender” and collectively the “Increase Lenders”) and KeyBank National Association, as Administrative Agent (the “Administrative Agent”) for the Lenders (as hereinafter defined) and in its capacity as Swingline Lender and as issuer of Letters of Credit. All capitalized terms used herein without definitions shall have the meanings given to such terms in the Credit Agreement (as hereinafter defined).
WHEREAS, the Amended and Restated Credit Agreement, dated as of May 6, 2016 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), is by and among, among others, the Borrower, the Guarantors, the Administrative Agent and the financial institutions which are or become a party thereto as lenders (each a “Lender” and, collectively, the “Lenders”);
WHEREAS, Section 2.16 of the Credit Agreement provides that the Borrower may request, upon notice to the Administrative Agent and satisfaction of the conditions set forth in Section 2.16(b) (the “Increase Conditions”), that the Revolving Commitments and/or term loans made under the Credit Agreement be increased by an aggregate amount of up to $325,000,000;
WHEREAS, immediately prior to the effectiveness of this Agreement, the aggregate outstanding principal amount of (i) the Revolving Commitments is $400,000,000, (ii) the Tranche A Loans is $225,000,000 and (iii) the Tranche B Loans is $100,000,000, and there is $275,000,000 remaining to be exercised under the accordion provided under Section 2.16 of the Credit Agreement;
WHEREAS, the Borrower has requested that the Tranche A Loans made under the Credit Agreement be increased by an aggregate amount equal to $10,000,000 (the “Tranche A Increase”), so that after giving effect to the Tranche A Increase, the aggregate outstanding principal amount of the Tranche A Loans will equal $235,000,000 (the Lenders providing such Tranche A Increase, the “Tranche A Increase Lenders”);
WHEREAS, the Borrower has requested that the Tranche B Loans made under the Credit Agreement be increased by an aggregate amount equal to $55,000,000 (the “Tranche B Increase”), so that after giving effect to the Tranche B Increase, the aggregate outstanding principal amount of the Tranche B Loans will equal $155,000,000 (the Lenders providing such Tranche B Increase, the “Tranche B Increase Lenders”);
WHEREAS, the Borrower has requested that certain of the Increase Lenders provide a new tranche of term loans maturing February 8, 2024 in an aggregate principal amount equal to $105,000,000 (such new term loan tranche, the “Tranche C Loan” and the Lenders providing such Tranche C Loans, the “Tranche C Lenders”);

WHEREAS, after giving effect to the Tranche A Increase, the Tranche B Increase and the making of the Tranche C Loan (collectively referred to sometimes hereinafter as the “Increase”), there will be $105,000,000 remaining to be exercised under the accordion provided under Section 2.16 of the Credit Agreement;
WHEREAS, BMO Harris Bank N.A. shall be named a Co-Lead Arranger under the Credit Agreement with respect to the Tranche C Loan;
WHEREAS, certain of the existing Lenders intend to assign a portion of their respective Revolving Commitments concurrently with the effectiveness of this Agreement (the “Revolver Assignments”);
WHEREAS, one or more of the Increase Lenders shall be a new lender party to the Credit Agreement (each such new lender, an “Augmenting Lender”);
WHEREAS, the Borrower has also requested, in connection with the increase in the Loans, that the number of permitted Interest Periods also be increased from seven to eight;
WHEREAS, Schedule 1.1 to the Credit Agreement (Lender Commitments) will be updated to reflect Lender Commitments after giving effect to the Tranche A Increase, the Tranche B Increase, the making of the Tranche C Loans and the Revolver Assignments, to be attached hereto as Annex 2;
WHEREAS, the parties hereto desire to make certain other conforming amendments to the Credit Agreement to reflect the addition of the Tranche C Loans thereunder, as reflected herein; and
WHEREAS, the Administrative Agent is willing to give effect to the Tranche A Increase, the Tranche B Increase, the making of the Tranche C Loans and the Revolver Assignments provided that the parties hereto enter into this Agreement;
NOW THEREFORE, the parties hereto hereby agree as follows:
1.Tranche A Increase, Tranche B Increase and Tranche C Loans; Assignments of Revolver Commitments.
(a)    Tranche A Increase. Pursuant to (and notwithstanding any of the provisions of) Section 2.16 of the Credit Agreement, each Tranche A Increase Lender hereby severally and not jointly agrees to increase its Term Loan Tranche A Commitment by the amount set forth next to such Tranche A Increase Lender’s name on Annex 1 attached hereto (in each case, such Lender’s “Tranche A Increase Amount”). The aggregate Tranche A Increase, as set forth in such Annex 1, is equal to $10,000,000. In connection therewith, subject to the terms of the Credit Agreement, each Tranche A Increase Lender severally and not jointly agrees to fund, and make a single loan in immediately available funds to the Borrower on the Increase Effective Date, in an aggregate principal amount equal to its Tranche A Increase Amount. After giving effect to the Tranche A Increase, each Tranche A Lender (including each Tranche A Increase Lender) shall have the Term Loan Tranche

A Commitment (it being acknowledged that each Term Loan Tranche A Commitment terminated (or will terminate) upon the funding of the applicable Tranche A Loan) and Commitment Percentage with respect to the Tranche A Facility set forth on the new Schedule 1.1 attached as Annex 2 hereto.
(b)    Tranche B Increase. Pursuant to (and notwithstanding any of the provisions of) Section 2.16 of the Credit Agreement, each Tranche B Increase Lender hereby severally and not jointly agrees to increase its Term Loan Tranche B Commitment by the amount set forth next to such Tranche B Increase Lender’s name on Annex 1 attached hereto (in each case, such Lender’s “Tranche B Increase Amount”). The aggregate Tranche B Increase, as set forth in such Annex 1, is equal to $55,000,000. In connection therewith, subject to the terms of the Credit Agreement, each Tranche B Increase Lender severally and not jointly agrees to fund, and make a single loan in immediately available funds to the Borrower on the Increase Effective Date, in an aggregate principal amount equal to its Tranche B Increase Amount. After giving effect to the Tranche B Increase, each Tranche B Lender (including each Tranche B Increase Lender) shall have the Term Loan Tranche B Commitment (it being acknowledged that each Term Loan Tranche B Commitment terminated (or will terminate) upon the funding of the applicable Tranche B Loan) and Commitment Percentage with respect to the Tranche B Facility set forth on the new Schedule 1.1 attached as Annex 2 hereto.
(c)    Tranche C Term Loan. Pursuant to Section 2.16 of the Credit Agreement, each Tranche C Lender hereby severally and not jointly agrees to provide a Term Loan Tranche C Commitment in the amount set forth next to such Tranche C Lender’s name on Annex 1 attached hereto (in each case, such Lender’s “Tranche C Loan Amount”). The aggregate Tranche C Loan, as set forth in such Annex 1, is equal to $105,000,000. In connection therewith, subject to the terms of the Credit Agreement, each Tranche C Lender severally and not jointly agrees to fund, and make a single loan in immediately available funds to the Borrower on the Increase Effective Date, in an aggregate principal amount equal to its Tranche C Loan Amount. After giving effect to the making of the Tranche C Loans, each Tranche C Lender shall have the Term Loan Tranche C Commitment (it being acknowledged that each Term Loan Tranche C Commitment will terminate upon the funding of the applicable Tranche C Loan) and Commitment Percentage with respect to the Tranche C Facility set forth on the new Schedule 1.1 attached as Annex 2 hereto. Subject to Section 2.8(c) of the Credit Agreement, each payment or prepayment of principal of Tranche C Term Loans by the Borrower shall be made for the account of the Tranche C Lenders pro rata in accordance with the respective unpaid principal amounts of the Tranche C Term Loans held by them. In addition, each payment of interest on Tranche C Term Loans by the Borrower shall be made for the account of the Tranche C Lenders pro rata in accordance with the amounts of interest on the Tranche C Term Loans then due and payable to the Tranche C Lenders.
(d)    Assignments of Revolving Commitments. Pursuant to Section 13.5 of the Credit Agreement, KeyBank National Association and PNC Bank, National Association (collectively, the “Assigning Lenders”) are assigning a portion of their respective Revolving Commitments on the date hereof to certain other Lenders (the “Assignees”), as more fully set forth in the Assignment and Acceptance Agreement entered into by the Assigning Lenders and the Assignees on the date hereof and as reflected on the new Schedule 1.1 attached as Annex 2 hereto.
2.    Amendments to Credit Agreement.

As of the Increase Effective Date, the Credit Agreement is amended as set forth below:

(a)    The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is amended by deleting the Table contained in clause (a) thereof in its entirety and inserting in place thereof the following new Table (solely to add the pricing for the Tranche C Loans to the Table):

Level	Total Leverage Ratio	Applicable Margin for Revolving Loans that are LIBOR Loans	Applicable Margin for Revolving Loans that are Base Rate Loans	Applicable Margin for Tranche A Term Loans that are LIBOR Loans	Applicable Margin for Tranche A Term Loans that are Base Rate Loans	Applicable Margin for Tranche B Term Loans that are LIBOR Loans	Applicable Margin for Tranche B Term Loans that are Base Rate Loans	Applicable Margin for Tranche C Term Loans that are LIBOR Loans	Applicable Margin for Tranche C Term Loans that are Base Rate Loans
1	Less than or equal to 45%	1.40%	0.40%	1.35%	0.35%	1.60%	0.60%	1.70%	0.70%
2	Greater than 45% and less or equal to 50%	1.55%	0.55%	1.50%	0.50%	1.75%	0.75%	1.90%	0.90%
3	Greater than 50% and less than or equal to 55%	1.75%	0.75%	1.70%	0.70%	1.95%	0.95%	2.05%	1.05%
4	Greater than 55%	1.95%	0.95%	1.90%	0.90%	2.15%	1.15%	2.25%	1.25%

(b)    The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is further amended by deleting the Table contained in clause (b) thereof in its entirety and inserting in place thereof the following new Table (solely to add the pricing for the Tranche C Loans to the Table):

Level	Borrower’s Credit Rating (S&P/Moody’s or Equivalent)	Applicable Margin for Revolving Loans that are LIBOR Loans	Applicable Margin for Revolving Loans that are Base Rate Loans	Applicable Margin for Tranche A Term Loans that are LIBOR Loans	Applicable Margin for Tranche A Term Loans that are Base Rate Loans	Applicable Margin for Tranche B Term Loans that are LIBOR Loans	Applicable Margin for Tranche B Term Loans that are Base Rate Loans	Applicable Margin for Tranche C Term Loans that are LIBOR Loans	Applicable Margin for Tranche C Term Loans that are Base Rate Loans
1	At Least A- or A3	0.85%	0.00%	0.95%	0.00%	1.35%	0.35%	1.50%	0.50%
2	BBB+ or Baa1	0.90%	0.00%	1.00%	0.00%	1.40%	0.40%	1.55%	0.55%
3	BBB or Baa2	1.00%	0.00%	1.15%	0.15%	1.50%	0.50%	1.65%	0.65%
4	BBB- or Baa3	1.20%	0.20%	1.40%	0.40%	1.75%	0.75%	1.90%	0.90%
5	Below BBB- and Baa3	1.55%	0.55%	1.80%	0.80%	2.30%	1.30%	2.45%	1.45%

(c)    Section 1.1 is hereby amended by amending and restating each of the following definitions to read in their entirety as follows:
“Class” when used with respect to a Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular class of Loans or Commitments (i.e., a Revolving Loan, Tranche A Loan, Tranche B Loan or Tranche C Loan).

“Commitment Percentage” means, (a) in respect of the Revolving Credit Facility, with respect to any Revolving Lender at any time, its Revolving Commitment Percentage at such time, (b) in respect of the Tranche A Facility, with respect to any Tranche A Lender at any time, the percentage of the Tranche A Facility represented by (i) on or prior to the Effective Date, such Tranche A Lender’s Tranche A Commitment at such time and (ii) thereafter, the principal amount of such Tranche A Lender’s Tranche A Loans at such time, (c) in respect of the Tranche B Facility, with respect to any Tranche B Lender at any time, the percentage of the Tranche B Facility represented by (i) on or prior to the Effective Date, such Tranche B Lender’s Tranche B Commitment at such time and (ii) thereafter, the principal amount of such Tranche B Lender’s Tranche B Loans at such time and (d) in respect of the Tranche C Facility, with respect to any Tranche C Lender at any time, the percentage of the Tranche C Facility represented by (i) on or prior to the Second Increase and Amendment Effective Date, such Tranche C Lender’s Tranche C Commitment at such time and (ii) thereafter, the principal amount of such Tranche C Lender’s Tranche C Loans at such time. The Commitment Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 1.1, as such Schedule 1.1 may be updated by the Administrative Agent from time to time.
“Facility” means the Revolving Credit Facility, the Tranche A Facility, the Tranche B Facility or the Tranche C Facility, as the context may require, and “Facilities” means all such Facilities together.
“Increasing Lender” has the meaning given that term in Section 2.16(a) and includes any Lender providing any term loan pursuant to the Second Increase Agreement and Amendment.
“Incremental Term Loan” has the meaning given that term in Section 2.16(a) and includes the Tranche A Increase, the Tranche B Increase and the Tranche C Loans.
“Incremental Term Loan Amendment” has the meaning given that term in Section 2.16(e) and includes the First Increase Agreement and the Second Increase Agreement and Amendment.
“Maturity Date” means, (i) with respect to the Revolving Credit Facility (including Swingline Loans), the Revolver Maturity Date, (ii) with respect to the Tranche A Facility, the Tranche A Maturity Date, (iii) with respect to the Tranche B Facility, the Tranche B Maturity Date, and (iv) with respect to the Tranche C Facility, the Tranche C Maturity Date; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
“Term Loan” or “Term Loans” means any Tranche A Loan, Tranche B Loan or Tranche C Loan made pursuant to Section 2.2, or all of such Loans (or of any such Tranche) collectively, as the context may require.
“Term Loan Commitment” means, (a) as to each Term Loan Lender as of the Second Increase and Amendment Effective Date, its Tranche A Commitment, Tranche B Commitment and/or Tranche C Commitment, as the context may require, as set forth on

Schedule 1.1, as the same may be amended from time to time, or (b) a Term Loan Lender’s obligation to make a Term Loan after the Second Increase and Amendment Effective Date as set forth in any agreement executed by an existing Term Loan Lender or a Person who becomes a Term Loan Lender in accordance with Section 2.16.
“Term Loan Facility” means the Tranche A Facility, the Tranche B Facility and the Tranche C Facility.
“Titled Agents” means, (a) each of KeyBanc Capital Markets Inc., PNC Capital Markets LLC, and, solely with respect to the Tranche C Loan, BMO Harris Bank N.A., in their capacity as Co-Lead Arrangers; (b) each of KeyBanc Capital Markets Inc. and PNC Capital Markets LLC, in their capacity as Co-Bookrunners, and (c) PNC Bank, National Bank, in its capacity as Syndication Agent.
“Tranche” means the Tranche A Facility, the Tranche B Facility and/or the Tranche C Facility, as the context may require.
“Tranche A Loan” or “Tranche A Term Loan” means an advance made by any Tranche A Lender under the Tranche A Facility.
“Tranche B Loan” or “Tranche B Term Loan” means an advance made by any Tranche B Lender under the Tranche B Facility.
(d)    Section 1.1 is hereby further amended by inserting therein each of the following new definitions in the appropriate alphabetical order:
“First Increase Agreement” means that certain Increase Agreement dated as of December 1, 2016 among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.
“Second Increase Agreement and Amendment” means that certain Second Increase Agreement and Amendment dated as of the Second Increase and Amendment Effective Date among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.
“Second Increase and Amendment Effective Date” means February 8, 2017.
“Total Tranche C Commitment” means as of the Second Increase and Amendment Effective Date, the sum of the Tranche C Commitments of the Tranche C Lenders. As of the Second Increase and Amendment Effective Date, the Total Tranche C Commitment is $105,000,000. Upon the funding of the Tranche C Loans in an amount equal to the Total Tranche C Commitment on the Second Increase and Amendment Effective Date, the Tranche C Commitments will be deemed to be zero and will terminate.
“Tranche A Increase” shall have the meaning set forth therefor in the Second Increase Agreement and Amendment.

“Tranche B Increase” shall have the meaning set forth therefor in the Second Increase Agreement and Amendment.
“Tranche C Commitment” means as to each Tranche C Lender, its obligation to make Tranche C Loans to Borrower on the Second Increase and Amendment Effective Date pursuant to Section 2.2(bb) in an original principal amount not to exceed the applicable amount set forth opposite such Tranche C Lender’s name on Schedule 1.1. Upon the funding of the Tranche C Loans in an amount equal to the Total Tranche C Commitment on the Second Increase and Amendment Effective Date, the Tranche C Commitments will be deemed to be zero and will terminate.
“Tranche C Facility” means at any time, (a) on or prior to the Second Increase and Amendment Effective Date, the aggregate amount of the Tranche C Commitments at such time and (b) thereafter, the aggregate principal amount of the Tranche C Loans of all Tranche C Lenders outstanding at such time.
“Tranche C Lender” means (a) at any time on or prior to the Second Increase and Amendment Effective Date, any Term Loan Lender that has a Tranche C Commitment at such time and (b) at any time after the Second Increase and Amendment Effective Date, any Term Loan Lender that holds Tranche C Loans at such time.
“Tranche C Loan” or “Tranche C Term Loan” means an advance made by any Tranche C Lender under the Tranche C Facility.
“Tranche C Loan Prepayment Premium” means with respect to any principal amount of the Tranche C Loan being prepaid in whole or in part pursuant to Section 2.8(a), whether before or after an Event of Default or acceleration, including acceleration due to any event described in Section 11.1(f) or 11.1(g), during any of the periods set forth below an amount equal to the percentage set forth opposite such period of the aggregate principal amount of such Tranche C Loan being prepaid at such time:

Period	Percentage
From the Second Increase and Amendment Effective Date through and including the first anniversary of the Second Increase and Amendment Effective Date	2.00%
After the first anniversary of the Second Increase and Amendment Effective Date through and including the second anniversary of the Second Increase and Amendment Effective Date	1.00%
Thereafter	0.00%

“Tranche C Maturity Date” means February 8, 2024, or such earlier date on which the Tranche C Loans shall become due and payable pursuant to the terms hereof.

“Tranche C Notes” means collectively, the promissory notes made by Borrower in favor of the Tranche C Lenders in an aggregate principal amount equal to the Total Tranche C Commitment, substantially in the form of Exhibit H-2, as the same may be amended, replaced, substituted and/or restated from time to time.
(e)    Section 2.2 of the Credit Agreement is hereby amended by inserting, immediately following clause (b) contained therein, the following new clause (bb):
“(bb)    The Tranche C Borrowing. Subject to the terms and conditions set forth herein, each Tranche C Lender severally and not jointly agrees to make a single loan to the Borrower on the Second Increase and Amendment Effective Date in an amount not to exceed such Tranche C Lender’s Commitment Percentage of the Tranche C Facility. The Tranche C Borrowing shall consist of Tranche C Loans made simultaneously by the Tranche C Lenders in accordance with their respective Commitment Percentage of the Tranche C Facility. Amounts borrowed under this Section 2.1(bb) and repaid or prepaid may not be reborrowed.”
(f)    Section 2.2 of the Credit Agreement is hereby further amended by amending and restating clause (d) contained therein to read in its entirety as follows:
(d)    Disbursement of Term Loan Proceeds. No later than 12:00 p.m. on the Effective Date or the Second Increase and Amendment Effective Date, as applicable, each Lender will make available for the account of its applicable Lending Office to the Administrative Agent at the Principal Office, in immediately available funds, the proceeds of the Tranche A Loan and Tranche B Loan to be made by such Lender. Subject to satisfaction of the applicable conditions set forth in Article VI for such borrowing, the Administrative Agent will make the proceeds of such borrowing available to the Borrower no later than 2:00 p.m. on the Effective Date. No later than 12:00 p.m. (or such later time as is agreed by the Administrative Agent) on the Second Increase and Amendment Effective Date, each Tranche C Lender will make available for the account of its applicable Lending Office to the Administrative Agent at the Principal Office, in immediately available funds, the proceeds of the Tranche C Loan to be made by such Lender. Subject to satisfaction of the applicable conditions set forth in the Second Increase Agreement and Amendment for such borrowing, the Administrative Agent will make the proceeds of such borrowing available to the Borrower no later than 5:00 p.m. on the Second Increase and Amendment Effective Date.
(g)    Section 2.6 of the Credit Agreement is hereby amended by deleting the reference therein to “seven” and replacing it with the following: “eight”.
(h)    Section 2.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

2.7 Repayment of Loans.
The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, (i) the Revolving Loans on the Revolver Maturity Date, (ii) the Tranche A Loans on the Tranche A Maturity Date, (iii) the Tranche B Loans on the Tranche B Maturity Date and (iv) the Tranche C Loans on the Tranche C Maturity Date.
(i)    The first sentence of clause (a) contained in Section 2.8 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(a)    Optional. Subject to Section 4.4, the Borrower may prepay any Loan at any time without premium or penalty; provided, that any prepayment in whole or in part of the Tranche C Loan shall be made by the payment of the principal amount to be prepaid, accrued interest thereon to the date fixed for prepayment, plus the Tranche C Loan Prepayment Premium, if applicable.
(j)    The last sentence of Section 2.11(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
For the avoidance of doubt, the Tranche A Loans shall be evidenced by the Tranche A Notes, the Tranche B Loans shall be evidenced by the Tranche B Notes and the Tranche C Loans shall be evidenced by the Tranche C Notes.
(k)    Clause (d) contained in Section 2.16 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(d) Terms. The Incremental Term Loans (i) shall rank pari passu in right of payment with the Revolving Loans and the initial Term Loans and any other Incremental Term Loan, (ii) shall not mature earlier than the latest maturity date of any then outstanding Term Loan (but may have amortization prior to such date) and (iii) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans and the initial Term Loans and any prior Incremental Term Loan; provided, that (x) the terms and conditions applicable to any Incremental Term Loan maturing after the latest maturing Term Loan then outstanding may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the maturity date of such latest maturing Term Loan and (y) the Incremental Term Loans may be priced differently than the Revolving Loans and the initial Term Loans and any other Incremental Term Loan.
(l)    Exhibit H-2 (Form of Tranche A/Tranche B Term Note) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety with Exhibit H-2 (Form of Tranche A/Tranche B/Tranche C Term Note) attached hereto as Annex 3. The reference to such Exhibit H-2 in the Table of Contents of the Credit Agreement shall be updated accordingly.
(m)    On and after the Second Increase and Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Second Increase Agreement and Amendment.
3.    Increasing/Augmenting Lender Agreements. Each Increase Lender that is an existing Lender immediately prior to the effectiveness of this Agreement will enter into an Increasing Lender Agreement in substantially the form attached to the Credit Agreement as Exhibit J in connection with the Increase (each an “Increasing Lender Agreement”); and each Increase Lender that is an Augmenting Lender will enter into an Augmenting Lender Agreement in substantially the form attached to the Credit Agreement as Exhibit K (each an “Áugmenting Lender Agreement”).
4.    Amendment of Schedule 1.1. Schedule 1.1 to the Credit Agreement is hereby deleted and replaced with Schedule 1.1 attached hereto as Annex 2.
5.    Affirmation and Acknowledgment. Subject to the terms of the Loan Documents, the Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under (and as defined in) the Credit Agreement, both before and after giving effect to this Agreement. The Guarantors hereby consent to the transactions contemplated by this Agreement and acknowledge and agree that the guaranties made by them contained in each Guaranty are, and shall remain, in full force and effect after giving effect to this Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
6.     Representations and Warranties. The Borrower and each of the Guarantors hereby jointly and severally represent and warrant to the Lenders as follows:
(a)The execution, delivery and performance of this Agreement by the Borrower and each Guarantor (i) are within the authority of such Loan Party, (ii) have been duly authorized by all necessary proceedings on the part of such Loan Party and any general partner thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to such Loan Party, (iv) do not conflict with any provision of the organizational documents of such Loan Party or any general partner or manager thereof, and (v) do not contravene any provisions of, or constitute a Default or Event of Default under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Loan Party or any of such Loan Party’s properties or in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of such Loan Party.
(b)    This Agreement (including the Increase) and the Credit Agreement and other Loan Documents constitute legal, valid and binding obligations of each Loan Party, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.
(c)    Other than approvals or consents which have been obtained (written copies of which have been furnished to the Administrative Agent), the execution, delivery and performance by the Borrower and Guarantors of this Agreement (including the Increase), and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or any governmental agency or authority.
(d)    The representations and warranties made or deemed made by each Loan Party in the Loan Documents to which it is a party shall be true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the Increase Effective Date with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date). For purposes of this clause (d), the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Article IX of the Credit Agreement.
(e)    Both immediately before and immediately after giving effect to this Agreement (including the Increase) and the transactions contemplated hereby, no Default or Event of Default under (and as defined in) the Credit Agreement has occurred and is continuing.
7.    Conditions Precedent. This Agreement shall be deemed to be effective as of the Increase Effective Date, subject to the execution and delivery of the following documents, each in form and substance satisfactory to the Administrative Agent and satisfaction of the additional conditions set forth below:
(a)    this Agreement executed and delivered by the Borrower, each Guarantor, the Administrative Agent, and the Increase Lenders;
(b)    (i) an amended and restated Note substantially in the form of Exhibit H-2 to the Credit Agreement issued in favor of each Tranche A Increase Lender and Tranche B Increase Lender reflecting the aggregate principal amount of such lender’s Tranche A Loan and/or Tranche B Loan after giving effect to the Tranche A Increase and the Tranche B Increase, respectively, and (ii) a Note substantially in the form of Exhibit H-2 to the Credit Agreement issued in favor of each Tranche C Lender reflecting the aggregate principal amount of such lender’s Tranche C Loan (collectively, the “New Notes”);
(c)    a certificate dated as of the date hereof signed by a duly authorized officer of the Borrower and each Guarantor (i) certifying and attaching the resolutions adopted by the Borrower and each Guarantor’s board of directors or trustees (or other appropriate governing body or Persons) authorizing the transactions described herein and evidencing the due authorization, execution and delivery of this Agreement, the New Notes and each of the other Loan Documents to which such Loan Party is a party executed in connection with the Increase, (ii) certifying that the organizational documents of the Borrower and each Guarantor have not been amended, modified or rescinded since they were last furnished in writing to the Administrative Agent, and remain in full force and effect as of the date hereof, (iii) certifying that the Borrower and each Guarantor is duly formed, validly existing and in good standing under the laws of such entity’s organization, and that there is no pending or to such officer’s knowledge, threatened proceeding for dissolution, liquidation or other similar matter with respect to the Borrower or any Guarantor, (iv) certifying that, immediately before and immediately after giving effect to the Increase, this Agreement, Increasing Lender Agreements and the Augmenting Lender Agreements, (A) the representations and warranties contained in Section 7 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the Increase Effective Date with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in such respects on and as of such earlier date) and except that for purposes hereof, the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Article IX of the Credit Agreement, (B) that there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of any of the Loan Parties since the date of the financial statements most recently delivered to the Administrative Agent pursuant to the Credit Agreement, and (C) no Default or Event of Default exists;
(d)    to the extent requested by the Administrative Agent, the Borrower provided information with respect to any outstanding Disqualified Stock;
(e)    an Increasing Lender Agreement executed and delivered by each Increase Lender that is not an Augmenting Lender and the other parties thereto;
(f)    an Augmenting Lender Agreement executed and delivered by each Augmenting Lender and the other parties thereto;
(g)    favorable opinions of counsel to the Borrower and Guarantors acceptable to the Administrative Agent with respect to this Agreement and the Increase reflected herein and the New Notes;
(h)    payment by the Borrower in immediately available funds of the fees payable to the Increase Lenders set forth in the fee letter delivered in connection with this Agreement and as otherwise provided by the Credit Agreement; and
(i)    the Assignment and Acceptance Agreement executed and delivered by each of the Assigning Lenders and its respective Assignee.
8.    Miscellaneous Provisions.
(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(b)    This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. The existence of this Agreement may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

BORROWER:

NSA OP, LP

By:	NATIONAL STORAGE AFFILIATES TRUST, its general partner

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

GUARANTORS:

NATIONAL STORAGE AFFILIATES TRUST

By:     /s/ TAMARA D. FISCHER
Name: Tamara Fischer

SUBSIDIARY GUARANTORS

All Stor Indian Trail, LLC,
American Mini Storage-San Antonio, LLC,
Eagle Bow Wakefield, LLC,
Great American Storage Partners, LLC,
NSA BV DR, LLC,
NSA-C Holdings, LLC,
NSA-G Holdings, LLC,
NSA Northwest Holdings II, LLC,
NSA – Optivest Acquisition Holdings, LLC,
NSA Property Holdings, LLC,
NSA Storage Solutions, LLC,
NSA Universal DR, LLC,
SAP-II YSI #1, LLC,
SecurCare American Portfolio, LLC,
SecurCare American Properties II, LLC,
SecurCare Colorado III, LLC,
SecurCare Moveit McAllen, LLC,
SecurCare of Colorado Springs #602 GP, LLC, SecurCare Moreno Valley, LLC,
SecurCare Oklahoma I, LLC,
SecurCare Oklahoma II, LLC,
SecurCare Properties I, LLC,
SecurCare Properties II, LLC,
SecurCare Portfolio Holdings, LLC,
StoreMore Self Storage – Pecos Road, LLC,
each, a Delaware limited liability company

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

ABC RV and Mini Storage, L.L.C.,
Banks Storage, LLC,
Bauer NW Storage LLC,
Canyon Road Storage, LLC,
Damascus Mini Storage LLC,
East Bank Storage, L.L.C.,
Gresham Mini & RV Storage, LLC,
Hood River Mini Storage LLC,
HPRH Storage, LLC,
ICDC II, LLC,
Portland Mini Storage LLC,
Sherwood Storage, LLC,
Tualatin Storage, LLC,
Wilsonville Just Store It, LLC,
each, an Oregon limited liability company

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

Aberdeen Mini Storage, L.L.C.,
Freeway Self Storage, L.L.C,
S and S Storage, LLC,
Salem Self Stor, LLC,
Vancouver Mini Storage, LLC,
each, a Washington limited liability company

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

Bullhead Freedom Storage, L.L.C,
an Arizona limited liability company

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

SecurCare of Colorado Springs 602, Ltd.,
a Colorado limited partnership

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

GAK, LLC,
Washington Murrieta II, LLC,
Washington Murrieta IV, LLC,
Universal Self Storage Hesperia LLC,
Universal Self Storage San Bernardino LLC,
each a California limited liability company

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

Universal Self Storage Highland,
a California Limited Partnership,
Corona Universal Self Storage,
a California Limited Partnership,
Fontana Universal Self Storage,
a California Limited Partnership,
Hesperia Universal Self Storage,
a California Limited Partnership,
Loma Linda Universal Self Storage,
a California Limited Partnership,
Upland Universal Self Storage,
a California Limited Partnership,
Colton Encinitas, L.P.,
Colton Campus PT., L.P., and
GSC Irvine / Main LP,
each, a California limited partnership

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

WCAL, LLC,
a Texas limited liability company

By: /s/ TAMARA D. FISCHER
Name:     Tamara D. Fischer
Title:     Authorized Signatory

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

INCREASE LENDERS:

KEYBANK NATIONAL ASSOCIATION

By: /s/ MICHAEL P. SZUBA
Name: Michael P. Szuba
Title:     Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ JAMES A. HARMANN
Name: James A. Harmann
Title:    Senior Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

BMO Harris Bank N.A.

By: /s/ MICHAEL KAUFFMAN
Name: Michaela Kauffman
Title: Managing Director

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ TODD SCHRADER
Name: Todd Schrader
Title: Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

MORGAN STANLEY SENIOR
FUNDING, INC., as a Lender

By: /s/ MICHAEL KING
Name: Michael King
Title: Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

CAPITAL ONE NATIONAL
ASSOCIATION, as a Lender

By: /s/ FREDERICK H. DENECKE
Name: Frederick H. Denecke
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

SUNTRUST BANK, as a Lender

By: /s/ FRANCINE GLANDT
Name: Francine Glandt
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

Associated Bank, National Association, as a Lender

By: /s/ GREGORY A. CONNER
Name: Gregory A. Conner
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ MICHAEL P. SZUBA
Name: Michael P. Szuba
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as issuer of Letters of Credit

By: /s/ MICHAEL P. SZUBA
Name: Michael P. Szuba
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as Swingline Lender

By: /s/ MICHAEL P. SZUBA
Name: Michael P. Szuba
Title: Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ KEVIN A. STACKER
Name: Kevin A. Stacker
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

REGIONS BANK, as a Lender

By: /s/ PAUL E. BURGAN
Name: Paul E. Burgan
Title: Vice President

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

ROYAL BANK OF CANADA, as a Lender

By: /s/ JOSHUA FREEDMAN
Name: Joshua Freedman
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ MICHAEL KING
Name: Michael King
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND INCREASE AGREEMENT AND AMENDMENT (KEYBANK/NSA)]

Annex 1
Increase Lenders

Tranche A Increase Lender	Tranche A Commitment (Portion of Increase)
U.S. Bank National Association	$5,000,000
Morgan Stanley Senior Funding, Inc.	$5,000,000
Total	$10,000,000

Tranche B Increase Lender	Tranche B Commitment (Portion of Increase)
KeyBank National Association	$3,750,000
PNC Bank, National Association	$3,750,000
U.S. Bank National Association	$2,500,000
BMO Harris Bank N.A.	$7,500,000
Capital One, National Association	$12,500,000
SunTrust Bank	$25,000,000
Total	$55,000,000

Tranche C Lender	Tranche C Commitment
KeyBank National Association	$25,000,000
PNC Bank, National Association	$25,000,000
BMO Harris Bank N.A.	$25,000,000
Associated Bank, National Association	$30,000,000
Total	$105,000,000

Annex 1 - 1

Annex 2
SCHEDULE 1.1
Lender Commitments
Revolving Commitments

Lender	Revolving Commitment Amount	Revolving Percentage
KeyBank National Association	$37,500,000.00	9.375000000%
PNC Bank, National Association	$37,500,000.00	9.375000000%
U.S. Bank National Association	$45,000,000.00	11.250000000%
Wells Fargo Bank, National Association	$35,000,000.00	8.750000000%
BMO Harris Bank N.A.	$37,500,000.00	9.375000000%
Capital One, National Association	$37,500,000.00	9.375000000%
Regions Bank	$30,000,000.00	7.500000000%
The Huntington National Bank	$25,000,000.00	6.250000000%
Morgan Stanley Bank, N.A.	$25,000,000.00	6.250000000%
Morgan Stanley Senior Funding, Inc.	$30,000,000.00	7.500000000%
Royal Bank of Canada	$30,000,000.00	7.500000000%
SunTrust Bank	$30,000,000.00	7.500000000%
Associated Bank, National Association	--	--
TOTAL	$400,000,000.00	100.000000000%

Annex 2 - 1

Term Loan Commitments/Term Loans

Lender	Tranche A Commitment Amount/Tranche A Term Loan	Tranche A Commitment Percentage	Tranche B Commitment Amount/Tranche B Term Loan	Tranche B Commitment Percentage	Tranche C Commitment Amount/Tranche C Term Loan	Tranche C Commitment Percentage
KeyBank National Association	$27,500,000.00	11.702127660%	$23,750,000.00	15.322580645%	$25,000,000	23.809523810%
PNC Bank, National Association	$27,500,000.00	11.702127660%	$23,750,000.00	15.322580645%	$25,000,000	23.809523810%
U.S. Bank National Association	$32,500,000.00	13.829787234%	$12,500,000.00	8.064516129%	--	--
Wells Fargo Bank, National Association	$25,000,000.00	10.638297872%	$12,500,000.00	8.064516129%	--	--
BMO Harris Bank N.A.	$20,000,000.00	8.510638298%	$17,500,000.00	11.290322581%	$25,000,000	23.809523810%
The Huntington National Bank	$17,500,000.00	7.446808511%	$7,500,000.00	4.838709677%	--	--
Regions Bank	$20,000,000.00	8.510638298%	$10,000,000.00	6.451612903%	--	--
Morgan Stanley Senior Funding, Inc.	$15,000,000.00	6.382978723%	--	--	--	--
Capital One, National Association	$20,000,000.00	8.510638298%	$22,500,000.00	14.516129032%	--	--
SunTrust Bank	$30,000,000.00	12.765957447%	$25,000,000	16.129032258%	--	--
Royal Bank of Canada	--	--	--	--	--	--
Associated Bank, National Association	--	--	--	--	$30,000,000	28.571428570%

Annex 2 - 2

Lender	Tranche A Commitment Amount/Tranche A Term Loan	Tranche A Commitment Percentage	Tranche B Commitment Amount/Tranche B Term Loan	Tranche B Commitment Percentage	Tranche C Commitment Amount/Tranche C Term Loan	Tranche C Commitment Percentage
Morgan Stanley Bank, N.A.	--	--	--	--	--	--
TOTAL	$235,000,000.00	100.000000000%	$155,000,000.00	100.000000000%	$105,000,000.00	100.000000000%

Annex 2 - 3

Annex 3
EXHIBIT H-2
FORM OF [TRANCHE A/TRANCHE B/TRANCHE C] LOAN PROMISSORY NOTE

$__________    __________ ___, 20__

FOR VALUE RECEIVED, the undersigned hereby promises to pay to _______________ (the “Lender”) or its registered assigns, in care of KeyBank National Association, as Administrative Agent (the “Administrative Agent”) at KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, or at such other address as may be specified in writing by the Administrative Agent to the Borrower, the principal sum of _____________AND __/100 DOLLARS ($___________), on the date and in the principal amount provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

The date, amount of the [Tranche A/Tranche B/Tranche C] Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this [Tranche A/Tranche B/Tranche C] Loan Promissory Note (the “Note”), endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the [Tranche A/Tranche B/Tranche C] Loan made by the Lender.

This Note is one of the Notes referred to in the Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of May 6, 2016, by and among by and among NSA OP, LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), the Lenders from time to time party thereto, and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, and joined in for certain purposes by certain Subsidiaries of the Borrower and NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (“NSA REIT” or the “Parent Guarantor”). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

This Note is guaranteed by the Guarantors as provided in the Guaranty. Reference is hereby made to the Guaranty for a description of the nature and extent of such guaranty, the terms and conditions upon which such guaranty was granted and the rights of the holder of this Note in respect thereof. This Note is secured as provided in the Pledge and Security Agreement. Reference is hereby made to the Pledge and Security Agreement for a description of the nature and extent of

Annex 3 - 1

such collateral security, the terms and conditions upon which such collateral security was granted and the rights of the holder of this Note in respect thereof.

Except as permitted by Section 13.5 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

[This Note is given in replacement of the Term Note dated _______ __, 20__ in the original principal amount of $_________ previously delivered to the Lender under the Credit Agreement.  THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH THE OTHER NOTE.]

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

Time is of the essence for this Note.

[Signature Page Follows]

1 Bracketed language to be used in replacement notes only.

Annex 3 - 2

IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first written above.

NSA OP, LP, as Borrower

By:	NATIONAL STORAGE AFFILIATES TRUST, its general partner

By:     ______________________________
Name:
Title:

Annex 3 - 3